KEELEY Small-Mid Cap Value Fund Class A Shares KSMVX Class I Shares KSMIX

Summary Prospectus January 31, 2011

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.keeleyfunds.com. You can also get this information at no cost by calling 1-888-933-5391 or by sending an e-mail request to info@keeleyfunds.com. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Keeley Small-Mid Cap Value Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 45 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	(KSMVX)	(KSMIX)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None

Redemption Fee (the Fund’s Transfer Agent may charge a fee of $15 for each wire redemption and $5 for each telephone exchange)	None	None

Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A	Class A	Class I
PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	(KSMVX)	(KSMIX)

Management Fees	1.00%	1.00%

Distribution (12b-1) Fees	0.25%	0.00%

Other Expenses(a)	0.31%	0.31%

Total Annual Fund Operating Expenses	1.56%	1.31%

Fee Waiver and/or Expense Reimbursement(b)	(0.17)%	(0.17)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.14%

(a) “Other Expenses” include Acquired Fund Fees and Expenses, which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(b) Keeley Asset Management Corp. (the “Adviser”) has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waivers are in effect through January 31, 2012 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s

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KEELEY Small-Mid Cap Value Fund

operating expenses remain the same. Although your actual costs could be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Small-Mid Cap Value Fund
Class A	$585	$905	$1,246	$2,209

Class I	$116	$398	$702	$1,564

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.07% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in companies with small and mid-size market capitalizations, which we currently define as $7.5 billion or less. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small and mid-size market cap companies. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level. If less than 80% of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with small and mid-size market capitalization until the 80% threshold is restored.

We focus our attention on particular kinds of undervalued stocks, and attempt to concentrate on identifying companies going through major changes (corporate restructuring). Current dividend or interest income is not a factor for the Fund when choosing securities. Each stock is judged on its potential for above-average capital appreciation. It is our intention typically to hold securities for more than two years to allow the corporate restructuring process to yield results. But, we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

The Fund is subject to the typical risks of equity investing, including loss of money, company specific risks, the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

Investing in companies emerging from bankruptcy presents special risks, since these companies often are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued.

Investing in small and mid-cap securities presents more risk than investing in large-cap or more established company securities. Small and mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Small-Mid Cap Value Fund. The bar chart below shows how the Small-Mid Cap Value Fund’s total return has varied

Class A Shares KSMVX  Class I Shares KSMIX

from year to year. The table compares the Small-Mid Cap Value Fund’s performance with that of the Russell 2500® Value Index, an index that measures the performance of the small- to mid-cap value segment of the U.S. equity universe. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Small-Mid Cap Value Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KSMVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	36.70%	Q4 2008	(34.60)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN
AS OF 12/31/10 FOR THE		Since Inception
SMALL-MID CAP VALUE FUND	1 Yr	(August 15, 2007)

Return before taxes
Class A	22.40%	1.46%

Class I	22.65%	1.72%

Return after taxes on distributions*
Class A	22.40%	1.45%

Return after taxes on distributions and sale of fund shares*
Class A	14.56%	1.24%

Russell 2500® Value Index (reflects no deduction for fees, expenses and taxes)
Class A	24.82%	2.25%

Class I	24.82%	2.25%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. Brian R. Keeley is the Assistant Portfolio Manager for the Fund and assists Mr. John L. Keeley, Jr. in the day-to-day management activities of the Fund. Mr. Brian

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KEELEY Small-Mid Cap Value Fund Class A Shares KSMVX  Class I Shares KSMIX

Keeley has assisted in the management of the Fund since January 31, 2011. The SAI provides additional information about the compensation paid to Messrs. John L. Keeley, Jr. and Brian Keeley, other accounts that they manage, and their respective ownership of securities in the Fund.

PURCHASE AND SALE OF FUND SHARES

You can buy or sell the Fund’s shares directly from the Keeley Investment Corp., the Fund’s distributor (the “Distributor”), or from selected broker/dealers, financial institutions and other service providers. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application. There is no minimum holding requirement nor minimum amount requested to redeem your shares.

The minimum initial investment for the Class A Shares of the Fund is $2,500, and the minimum for additional investments in the Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A Share accounts. The minimum initial investment for Class I Shares of the Fund is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts. The Distributor may waive these minimums for certain shareholder accounts.

TAX INFORMATION

The Fund’s distributions, if any, are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its Distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Read the Fund’s Prospectus and SAI or ask your salesperson or visit your financial intermediary’s website for more information.

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